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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-14498               13-3612110
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

       42 West 39th Street, New York, New York                  10018
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS
             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 8, 2007, the Company entered into a Services Agreement (the "Agreement") with VIPdesk Connect, Inc. ("VIPdesk"), pursuant to which VIPdesk will handle customer service contacts for the Company on an outsourced basis.

Attached as Exhibit 99.1 is a copy of the Agreement.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1 Services Agreement, dated as of May 9, 2007, by and between the Company and VIPdesk Connect, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)


Date: May 10, 2007                            By:    /s/ Patrick C. Barry
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                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1    Services Agreement, dated as of May 9, 2007, by and between the  Company and VIPdesk Connect, Inc.